EXHIBIT #10.76

                       FIRST AMENDMENT AND WAIVER

      FIRST AMENDMENT AND WAIVER (this "Amendment"), dated as of May 15, 1998, among PENN NATIONAL GAMING, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), CORESTATES BANK, N.A., as Co-Agent (the "Co-Agent"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              WITNESSETH:

      WHEREAS, the Borrower, the Banks, the Co-Agent, and the Agent are parties to a Credit Agreement, dated as of November 27, 1996 and amended and restated as of December 17, 1997 (as further amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, the parties hereto wish to further modify the Credit Agreement as herein provided; and

      WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

      NOW, THEREFORE, it is agreed:

      1. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement solely as a result of the Borrower failing to comply with Sections 8.10 and 8.11 of the Credit Agreement for the Test Period ended on March 31, 1998.

      2. The table appearing in Section 8.10 of the Credit Agreement is hereby amended by (i) deleting the ratio "2.50:1.00" appearing opposite the date "June 30, 1998" appearing therein and inserting the ratio "2.50:1.00" in lieu thereof and (ii) deleting the ratio "2.50:1.00" appearing opposite the date "September 30, 1998" appearing therein and inserting the ratio "2.35:1.00" in lieu thereof.

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      3.    Section 8.11 of the Credit Agreement is hereby amended by
deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:






      Period                                    Ratio

      Restatement Effective Date                      4.80:1.00
      through and including March 30,
      1998

      March 31, 1998 through and                      4.90:1.00
      including September 29, 1998

      September 30, 1998 through                      4.80:1.00
      and including December 30,
      1998

      December 31, 1998 through and                   3.75:1.00
      including December 30, 1999

      December 31, 1999 and thereafter                3.00:1.00

      4. The definition of Minimum Consolidated Net Worth appearing in Section 10.01 of the Credit Agreement is hereby amended by deleting the reference to "$55,500,000" appearing therein and inserting the amount "$53,856,000" in lieu thereof.

      5. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower, the Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

      6. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

      (a) no Default or Event of Default exists on the First Amendment Effective Date, after giving effect to this Amendment; and

      (b) on the First Amendment Effective Date, and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as though such representations and warranties were made on the First Amendment Effective Date.

      7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Agent.

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      8.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      9. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit
Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

      10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                                 * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          PENN NATIONAL GAMING, INC.



                                          By: /s/ Robert S. Ippolito
                                           Title:  Chief Financial Officer


                                          BANKERS TRUST COMPANY,
                                                Individually and as Agent



                                          By: /s/ David Bell
                                                Title: Vice President


                                          CORESTATES BANK, N.A.,
                                                Individually and as Co-Agent



                                          By: /S/ Donald W. Hounl
                                                Title: Senior Vice President